UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2020

STEWART INFORMATION SERVICES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-02658	74-1677330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Blvd. Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-625-8100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	STC	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 4, 2020, Stewart Information Services Corporation (the “Company”) held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). Only stockholders of record as of the close of business on April 8, 2020 were entitled to vote at the 2020 Annual Meeting. As of April 8, 2020, 23,825,708 shares of the Company’s Common Stock were outstanding and entitled to vote at the 2020 Annual Meeting. At the 2020 Annual Meeting, 22,081,133 shares of Common Stock were represented, in person or by proxy, constituting a quorum for the meeting.

The following five proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2020, were before the meeting, and they received the following votes:

Proposal 1: Election of Nine Directors to Serve until the 2021 Annual Meeting. The following individuals were elected to serve as directors of the Company:

Name of Director Nominees	For	Withheld	Broker Non-Votes

Thomas G. Apel	20,355,601	655,103	1,070,429

C. Allen Bradley, Jr.	20,553,769	456,935	1,070,429

Robert L. Clarke	20,491,289	519,415	1,070,429

William S. Corey, Jr.	20,675,929	334,775	1,070,429

Frederick H. Eppinger, Jr.	20,619,920	390,784	1,070,429

Deborah J. Matz	20,667,068	333,636	1,070,429

Matthew W. Morris	20,593,179	417,525	1,070,429

Karen R. Pallotta	20,677,465	333,239	1,070,429

Manuel Sanchez	20,676,678	334,026	1,070,429

Proposal 2: Approval, on an advisory and non-binding basis, of the compensation of the Company’s named executive officers. The stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the Proxy.

For	Against	Abstain	Broker Non-Votes

20,212,383	756,809	41,512	1,070,429

Proposal 3: Ratification of the appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2020. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstain	Broker Non-Votes

21,742,793	241,385	96,955	0

Proposal 4: Approval of the Stewart Information Services Corporation 2020 Incentive Plan. The stockholders approved the Company’s 2020 Incentive Plan.

For	Against	Abstain	Broker Non-Votes

20,298,349	599,111	113,244	1,070,429

Proposal 5: Approval of the Stewart Information Services Corporation 2020 Employee Stock Purchase Plan. The stockholders approved the Company’s 2020 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes

20,867,623	31,793	111,288	1,070,429

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION

	By:	/s/ David C. Hisey
David C. Hisey, Chief Financial Officer, Secretary, Treasurer

Date: June 8, 2020